SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                     FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



            Date of Report (Date of earliest event reported): February 7, 1995


                          FIGGIE INTERNATIONAL INC.
              (Exact name of registrant specified in its charter)


        Delaware                      1-8591                    52-1297376
      (State or other             (Commission File           (I.R.S. Employer
      jurisdiction of                Number)                Identification No.)
      incorporation)


                   4420 Sherwin Road, Willoughby, Ohio                 44094
                    (Address of principal executive offices)         (Zip Code)


         Registrant's telephone number, including area code: 216/953-2700


                              (not applicable)
           (Former name or former address, if changed since last report)

Item 2.      Acquisition or Disposition of Assets.
     Figgie International Inc. (the "Registrant") is in the process of selling its packaging business.

     On February 7, 1995, the Registrant sold its Geo. J. Meyer packaging business and Alfa Costruzioni Meccaniche S.p.A. labelling business to SASIB S.p.A. of Bologna, Italy. The Registrant received preliminary consideration in the amount of $35 million, $5 million of which was deposited in escrow for post-closing purchase price adjustments and for payment of post-closing indemnification claims. The preliminary consideration will be adjusted to reflect the difference between the parties' estimate of the net book value of certain assets less certain liabilities as of January 31, 1995 and the actual net book value of certain assets less certain liabilities as of January 31, 1995 based upon a post-closing audit.

     The Registrant intends is selling its Akron, OH-based packaging operations to Barry-Wehmiller Acquisition Corp. of St. Louis, MO. The Registrant entered into a definitive agreement with Barry-Wehmiller on February 1, 1995. Consummation of the transaction is anticipated after completion of a review by the Federal Trade Commission. In exchange for assets, Barry-Wehmiller will assume the $23 million in liabilities of the Akron, OH-based packaging operations.
Item 7.      Financial Statements and Exhibits.

             (a)  Pro Forma Financial Information

                  (1) Pro forma balance sheet as of September 30, 1994.*

                  (2) Pro forma income statement for the nine months ended
                      September 30, 1994.*

                  (3) Pro forma income statement for the year ended December 31,
                      1993.*

              * The Pro Forma Financial Information is on pages 4-6 of this Current Report on Form 8-K.

             (b)  Exhibits

                  (2)(A) Amendment to Acquisition Agreement, dated February 7, 1995, by Figgie International Inc. and SASIB S.p.A.**

                  (2)(B) Acquisition Agreement, dated December 23, 1994, by Figgie International Inc. and SASIB S.p.A.**

                  (2)(C) Definitive Agreement, dated February 1, 1995, by Figgie International Inc. and Barry-Wehmiller Acquisition Corp.**

             **   Schedules and Exhibits are omitted.

                           Figgie International
               Pro Forma Condensed Consolidated Balance Sheet
                          As of September 30, 1994

                                                                          Total
                                       As                               Packaging      Other           Total             As
                                    Reported     Packaging      ALFA    & ALFA(1)   Adjustments     Adjustments     Adjusted
      ASSETS
Current Assets:
  Cash and cash equivalents           32,014        (1,042)       (7)      (1,049)       12,575(3)       11,526       43,540
  Marketable securities               36,779             0         0            0                             0       36,779
  Accounts receivable, net           139,625       (11,911)   (3,335)     (15,246)                      (15,246)     124,379
  Fianance receivables                 4,794             0         0            0                             0        4,794
  Inventories                        104,428       (17,886)   (2,870)     (20,756)                      (20,756)      83,672
  Prepaid expenses and other          30,587        (1,248)   (2,239)      (3,487)                       (3,487)      27,100
  Recoverable income taxes             8,107        (3,629)        0       (3,629)         7,000(2)       3,371       11,478
  Net assets related to
    discontinued operations           59,194             0         0            0                             0       59,194
      Total current assets           415,528       (35,716)   (8,451)     (44,167)        19,575        (24,592)     390,936


PROPERTY, PLANT & EQUIPMENT - NET    264,226        (8,121)   (4,785)     (12,906)                      (12,906)     251,320

OTHER ASSETS
  Investments in affiliates            2,463          (368)       (1)        (369)                         (369)       2,094
  Goodwill                            38,116                                    0                             0       38,116
  Prepaid pension costs               12,007                    (107)        (107)                         (107)      11,900
  Long-term finance receivables       23,685                  (1,406)      (1,406)                       (1,406)      22,279
  Other                               94,393        (1,552)                (1,552)                       (1,552)      92,841
                                     170,664        (1,920)   (1,514)      (3,434)               0       (3,434)     167,230

Total Assets                         850,418       (45,757)  (14,750)     (60,507)          19,575      (40,932)     809,486

    LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Notes Payable                       73,435          (588)   (2,398)      (2,986)                       (2,986)      70,449
  Current Maturities
    of long-term debt                137,203          (612)     (186)        (798)         (10,305)(3)  (11,103)     126,100
  Accounts payable                   101,738        (3,688)   (4,271)      (7,959)                       (7,959)      93,779
  Accrued salaries and wages          16,005          (760)     (957)      (1,717)                       (1,717)      14,288
  Other accrued expenses              72,443        (6,808)   (3,161)      (9,969)                       (9,969)      62,474
    Total current liabilities        400,824       (12,456)  (10,973)     (23,429)         (10,305)     (33,734)     367,090

LONG-TERM DEBT                       242,296           (77)    (116)        (193)                         (193)     242,103
DEFERRED FEDERAL INCOME TAXES         17,665          (380)                 (380)                         (380)      17,285
OTHER LONG-TERM LIABILITIES           33,012            (2)                   (2)                           (2)      33,010

     Total Liabilities               693,797       (12,915) (11,089)     (24,004)        (10,305)     (34,309)     659,488

STOCKHOLDERS EQUITY
  Original Investment                               (51,026)              (51,026)         51,026(1)          0           0
  Intercompany current                              (45,431)    (653)     (46,084)         46,084(1)          0           0
  Preferred Stock                                                                0               0             0           0
  Common Stock                         1,838          (566)    (174)        (740)            740(1)          0       1,838
  Capital surplus                    121,471          (221)  (8,968)       (9,189)         9,189(1)          0     121,471
  Retained earnings                   70,329        57,999    6,081        64,080        (77,159)(1,2) (13,079)     57,250
  Unearned compensation              (24,452)                                    0              0             0     (24,452)
  Cumulative translation adjustment  (12,472)        6,403       53         6,456              0         6,456      (6,016)
  Unrealized loss on investments         (93)                                    0              0             0         (93)
      Total stockholders' equity       156,621     (32,842)  (3,661)      (36,503)        29,880        (6,623)    149,998

      Total liabilities and
        stockholders' equity           850,418     (45,757) (14,750)      (60,507)        19,575       (40,932)    809,486

1.  To Eliminate Alfa and Packaging from the consolidated Statements.

2.  To record the sale of Alfa and Packaging.

    Gross Proceeds                    $35,000
    Less: Holdbacks                    (5,000)
          Operating Lease Pmts         (3,844)
          Expense Escrow               (3,276)
    Net Proceeds                       22,880

    Book Value                        (42,959)
    Pre-tax loss                      (20,079)
    Tax Benefit @ 35%                   7,000
    After tax loss                   ($13,079)

3.  To record the cash flow impact of sale.

    Net Proceeds                        $22,880
    Paydown at debt                     (10,305)
    Increase in cash                     12,575

                                                 Figgie International
                               Pro Forma Condensed Consolidated Income Statement
                                  For the Nine Months Ended September 30, 1994


                                                                            Total
                                   As                                      Packaging       Other         Total         As
                                Reported      Packaging      ALFA         & ALFA (1)   Adjustments    Adjustments   Adjusted

SALES AND OTHER INCOME
FROM CONTINUING OPERATIONS:
Net sales                          557,664      (47,682)       (9,425)        (57,107)                     (57,107)    500,557
Other income / (expense)               (25)         164           (54)            110                          110          85
  Total sales and other income     557,639      (47,518)       (9,479)        (56,997)                     (56,997)    500,642
COSTS AND EXPENSES
FROM CONTINUING OPERATIONS:
Cost of sales                      474,452      (42,304)       (7,583)        (49,887)                     (49,887)      424,565
Selling, general, and
  administrative expenses          119,213      (15,229)       (1,508)        (16,737)                     (16,737)      102,476
Bad debt expense                     1,805                                          0                            0         1,805
Interest expense, net               31,770          108          (193)            (85)                         (85)       31,685
Restructuring charges                1,474            0                             0                            0         1,474
   Total costs and expenses        628,714      (57,425)       (9,284)        (66,709)           0         (66,709)      562,005

LOSS FROM CONTINUING OPERATIONS
BEFORE PROVISION FOR TAXES
ON INCOME                          (71,075)       9,907          (195)          9,712            0           9,712       (61,363)

PROVISION FOR TAXES ON INCOME FROM
CONTINUING OPERATIONS

       Federal income tax benefit   (18,122)      3,584             0           3,584                        3,584       (14,538)
       State income tax benefit            0                                        0                            0             0

NET LOSS BEFORE DISCONTINUED
OPERATIONS AND CUMULATIVE EFFECT
OF CHANGE IN ACCOUNTING FOR
INCOME TAXES                         (52,953)     6,323          (195)          6,128            0           6,128       (46,825)

NET LOSS FROM DISCONTINUED
OPERATIONS                            (1,098)         0                                    (19,207)(1,2)   (19,207)      (19,207)


NET LOSS                               (54,051)         6,323         (195)         6,128      (19,207)     (13,079)     (66,032)

EARNINGS (LOSS) PER COMMON SHARE FROM
CONTINUING OPERATIONS                   ($2.98)                                    ($2.63)

EARNINGS (LOSS) PER COMMON SHARE FROM
DISCONTINUED OPERATIONS                 ($0.06)                                    ($1.08)

EARNINGS (LOSS) PER COMMON SHARE ON
NET INCOME                              ($3.04)                                    ($3.71)

1.  To Eliminate Alfa and Packaging from the consolidated Statements.

2.  To record the sale of Alfa and Packaging.

    Gross Proceeds                    $35,000
    Less: Holdbacks                    (5,000)
          Operating Lease Pmts         (3,844)
          Expense Escrow               (3,276)
    Net Proceeds                       22,880

    Book Value                        (42,959)
    Pre-tax loss                      (20,079)
    Tax Benefit @ 35%                   7,000
    After tax loss                    (13,079)



                                                  Figgie International
                              Pro Forma Condensed Consolidated Income Statement
                                    For the Year Ended December 31, 1993


                                                                               Total
                                      As                                     Packaging         Other           Total         As
                                   Reported      Packaging      ALFA         & ALFA (1)      Adjustments    Adjustments    Adjusted
SALES AND OTHER INCOME FROM
CONTINUING OPERATIONS:
Net sales                            768,642      (79,870)      (10,946)      (90,816)                       (90,816)      677,826
Other income /(expense)              (16,272)       2,885          (150)        2,735                          2,735       (13,537)
 Total sales and other income        752,370      (76,985)      (11,096)      (88,081)                       (88,081)      664,289

COSTS AND EXPENSES FROM
CONTINUING OPERATIONS:
Cost of sales                        673,116      (91,222)       (8,740)      (99,962)                       (99,962)      573,154
Selling, general, and
  administrative expenses            163,623      (24,223)       (1,769)      (25,992)                       (25,992)      137,631
Bad debt expense                       2,864                                        0                              0         2,864
Interest expense, net                 34,998          342          (502)         (160)                          (160)       34,838
Restructuring charges                 51,005       (3,410)                     (3,410)                        (3,410)       47,595
Change in accounting estimate         77,344      (17,011)                    (17,011)                       (17,011)       60,333
       Total costs and expenses    1,002,950     (135,524)      (11,011)     (146,535)                0     (146,535)      856,415

MINORITY INTEREST                         51                                        0                                           51

LOSS FROM CONTINUING OPERATIONS
BEFORE PROVISION FOR TAXES
ON INCOME                           (250,529)       58,539          (85)       58,454                 0        58,454     (192,075)

PROVISION FOR TAXES ON INCOME FROM
CONTINUING OPERATIONS

 Federal income tax benefit          (65,053)       20,838          (14)       20,824                         20,824      (44,229)
 State income tax benefit             (6,142)                                       0                              0       (6,142)

NET LOSS BEFORE DISCONTINUED OPERATIONS
AND CUMULATIVE EFFECT OF CHANGE IN
ACCOUNTING FOR INCOME TAXES          (179,334)      37,701          (71)       37,630                0        37,630     (141,704)

NET LOSS FROM DISCONTINUED
OPERATIONS                             (6,280)           0                                     (62,693)(1,2) (62,693)     (62,693)

NET LOSS BEFORE CUMULATIVE
EFFECT OF CHANGE IN ACCOUNTING
FOR INCOME TAXES                     (185,614)       37,701          (71)      37,630          (62,693)      (25,063)    (204,397)

CUMULATIVE EFFECT OF CHANGE IN
ACCOUNTING FOR INCOME TAXES             5,839             0                                                    5,839

NET LOSS                             (179,775)       37,701          (71)      37,630          (62,693)      (25,063)    (198,558)

EARNINGS (LOSS) PER COMMON
SHARE FROM CONTINUING OPERATIONS      ($10.09)                                                                             ($7.97)

EARNINGS (LOSS) PER COMMON
SHARE FROM DISCONTINUED OPERATIONS     ($0.35)                                                                             ($3.53)

EARNINGS PER COMMON SHARE FROM
CHANGE IN ACCOUNTING FOR INCOME TAXES   $0.33                                                                               $0.33

EARNINGS (LOSS) PER COMMON SHARE
ON NET INCOME                         ($10.00)                                                                            ($11.17)


1.  To Eliminate Alfa and Packaging from the consolidated Statements.

2.  To record the sale of Alfa and Packaging.

    Gross Proceeds                     35,000
    Less: Holdbacks                    (5,000)
          Operating Lease Pmts         (3,844)
          Expense Escrow               (3,276)
    Net Proceeds                       22,880

    Book Value                        (61,443)
    Pre-tax loss                      (38,563)
    Tax Benefit @ 35%                  13,500
    After tax loss                    (25,063)



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                                                 SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned hereunto duly authorized.


                           FIGGIE INTERNATIONAL INC.


                           By:  /s/ Steven L. Siemborski
                                    Steven L. Siemborski
                                    Senior Vice President and
                                    Chief Financial Officer


Dated:   February 22, 1995

                                               Exhibit Index


Exhibit                                                                    Page

(2)(A)   Amendment to Acquisition Agreement, dated February 7,
             1995, by Figgie International Inc. and SASIB S.p.A.**

(2)(B)   Acquisition Agreement, dated December 23, 1994, by Figgie
             International Inc. and SASIB S.p.A.**

(2)(C)   Definitive Agreement, dated February 1, 1995, by Figgie
             International Inc. and Barry-Wehmiller Acquisition Corp.**































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